PROS Holdings, Inc. Second Quarter 2022 Investor Presentation Updated July 28, 2022 ir@pros.com

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 2 Disclaimer / Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about macroeconomic conditions, the impact of the coronavirus (COVID-19) pandemic; our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak, including variants, and, among other effects, the timeframe for recovery of the travel industry, (b) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (c) increasing business from customers and maintaining subscription renewal rates, (d) managing our growth effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, (v) migrating customers to our latest cloud solutions, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as useful tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 3 To optimize every shopping and selling experience. Our vision…

Business Overview

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 5 PROS at a Glance $260mm+ Total Revenue TTM Q2 ‘22 84% Recurring Revenue as a % of Q2 ‘22 Total Revenue $30B+ Underpenetrated, Addressable Market Subscription Revenue Growth YoY Q2 ‘22 60+ Countries with Customers 14% 93%+ Customer Gross Revenue Retention Rate TTM Q2 ‘22 Avg. Revenue Uplift Customers Generate Using PROS 6%+ 15+ Awards & Accolades Received in 20211 (1) For a complete list of awards, visit our website.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 6 We believe the combination of artificial intelligence and omnichannel, digital selling technology is critical for businesses to meet buyers’ expectations and thrive in today’s everchanging markets.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 7 The Customer Buying Experience: The New Battlefield for Businesses of businesses expect to compete mainly on customer experience, up from just 36% in 2010 Source: Gartner What qualities define a good customer experience? Speed – Fast responses to inquiries, easy product search, easy to use self-service website Transparency – Product and pricing information are always accessible Personalized – Tailored recommendations, personalized pricing, personalized browsing experience Consistency – Harmonized buying experience, consistent recommendations and offers across channels

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 8 THE CUSTOMER eCOMMERCECRM API+ ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence uniquely enables companies to consolidate the development, management and delivery of product and price information to internal systems that drive commerce so that buyers can receive fast and personalized product and pricing offers in their preferred sales channel. Robust Product Catalogs Product and Service Configuration Performance Quoting Streamlined Sales Agreements Sales Opportunity Insights Omnichannel Price Management Customer-Specific Price Optimization Real-Time Price Delivery

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 9 THE PASSENGER MobileAirline.com NDC API Revenue Management Dynamic Pricing Ancillary Merchandising Bundling & Segmentation Group & Corporate Sales Pricing & Shopping Digital Retailing Booking, Ticketing & Servicing ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS GDS for Travel powers an airline’s offer marketing, revenue management, sales, distribution, and digital retail strategies to create and distribute revenue optimal offers while maintaining the ability to scale the business across both direct and NDC channels. PROS is uniquely able to deliver an end-to-end solution that enables airlines as retailers – to optimize every shopping and selling experience an airline owns. Digital Offer Marketing Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 10 Built on an AI Architecture to Drive Offer Personalization PROS’ flagship AI algorithms have been developed and trained over decades enabling us to provide you with the most personalized offer recommendations which drive sales wins. Data gathered across multiple channels compound the number of dimensions sellers must keep track of The exponential growth of relevant data must be parsed and included in the decision process—AI is a requirement Only AI has the accuracy and consistency, across huge volumes of data, fast enough to meet customer demands.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 11 Leading Companies Across Industries Choose PROS to Power Commerce Travel TechnologyHealthcare Chemicals & Energy Food & ConsumablesB2B Services Automotive & Industrial

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 12 Our AI-Powered Solutions Power Companies to Win in Today’s Economy This is the first time in our company’s recorded history that we’ve had inflationary pressures and actually been able to increase our margins – and that’s because of PROS.” VP of Pricing Fortune 500 Distributor Our industry certainly has been faced with rising material costs, transportation costs, constraints of supply, throw in a global pandemic, why don't you. The need for technology that's dynamic and flexible, it's critical for businesses in today's day and age. And having PROS be part of our technology ecosystem. That solution has allowed us to continue to be flexible. Murrae-Anne Carlson WESCO Anixter Senior Director, Pricing Solutions In the emerging digital selling landscape, customers are looking for frictionless buying experiences, with immediate responses about pricing and delivery. PROS has proved to be an excellent partner, committed to our success. Jean-Phillippe Bitouzet Saint Gobain Director, Supply Chain & Business Model See more customer case studies and testimonials here There are small cost investment, large impact, like Salesforce, PROS as a pricing tool, Tableau as an analytical tool. Lance Fritz Union Pacific CEO, Q2 2020 Earnings Call

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 13 PROS TAM is Massive, Global and Growing $30B+ Underpenetrated, Addressable Market(1) Strategic Industries and Geographies +$9B Emerging Industries and Geographies$21B $2.4B Automotive & Industrial $1.6B Food & Consumables $1.3B Healthcare $1.2B Travel $1.0B B2B Services $800mm Technology $700mm Chemicals & Energy (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 14 Numerous Vectors for Growth Large, Underpenetrated Addressable Market Significant Expansion Opportunities in Existing Customer Base Migrate Legacy Customers to Cloud Strategic M&A

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 15 Stability through the COVID-19 Pandemic 93%+ Customer Gross Revenue Retention Rate1 84% Recurring Revenue as a % of Total Revenue2 (1) TTM Customer Gross Revenue Retention Rate as of Q2 2022. (2) Recurring Revenue as a percent of Q2 2022 Total Revenue. • Pre-COVID PROS was outgrowing other airline RM providers at a faster rate • During COVID PROS retained more revenue than other airline RM providers 28% Subscription Revenue CAGR 2017 to 2021 100.0% 100.8% 100.4% 100.0% 36.3% 45.2% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 2019 2020 2021 PROS vs. Other Airline Revenue Management (RM) Providers (Total Annual Revenue as a % of 2019 Total Revenue) PROS Other Airline RM Providers

Financial Overview

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 17 66.1 98.7 145.3 170.5 178.0 202.0 2017 2018 2019 2020 2021 2022E Subscription Revenue Growth Trajectory ($mm, % YoY Growth) 49% 17% 47% 4% 13% • 28% CAGR 2017 through 2021 • Continued growth through the COVID-19 pandemic • Expecting re-acceleration in 20221 1 1) 2022 dollar value and growth rate based on the mid-point of the Subscription Revenue 2022 Guidance. 2022 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 18 Non-GAAP Subscription Gross Margin1 Growth Trend – Last 6 Quarters 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 69% 71% 72% 75% 76% 76% 64% 66% 68% 70% 72% 74% 76% 78% Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 N o n- G A A P S u bs cr ip tio n G ro ss M a rg in

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 19 Second Quarter 2022 Earnings Recap $mm (Except Per Share) Q2 2022 Q2 2021 Delta TTM 6/30/2022 TTM 6/30/2021 Delta Total Revenue $68.4 $62.4 10% $262.5 $246.1 7% Subscription Revenue $50.4 $44.2 14% $190.3 $171.8 11% Adjusted EBITDA ($6.0) ($4.7) ($1.3) ($25.9) ($24.4) ($1.5) Free Cash Flow ($2.2) ($5.7) $3.5 ($23.6) ($14.7) ($8.9) Non-GAAP Net Loss Per Share ($0.14) ($0.14) $-- ($0.64) ($0.65) $0.01 For a reconciliation of non-GAAP to GAAP metrics refer to the appendix.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 20 Guidance Summary Q3 2022 Guidance v. Q3 2021 at Mid-Point Full Year 2022 Guidance v. Prior Year at Mid-Point Total Revenue $68.0 to $69.0 9% $270.5 to $272.5 8% Subscription Revenue $50.5 to $51.0 15% $201.5 to $202.5 13% ARR n/a n/a $246.0 to $250.0 9% Subscription ARR n/a n/a $224.0 to $228.0 16% Non-GAAP Loss Per Share $(0.18) to $(0.15) $(0.04) n/a n/a Adjusted EBITDA $(7.5) to $(6.5) $(2.6) $(28.0) to $(25.0) $(1.7) Free Cash Flow n/a n/a $(25.0) to $(21.0) $(2.8) Notes: • The 2022 Guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. • Based on an estimated 45.3 million basic weighted average shares outstanding for the third quarter of 2022 and a 22% non-GAAP estimated tax rate for the third quarter and full year 2022. • Please see appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 21 Supplemental Business Metrics Revenue Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Subscription $ 42,029 $ 42,897 $ 42,648 $ 44,224 $ 44,119 $ 47,015 $ 48,765 $ 50,386 Maintenance and Support $ 10,765 $ 9,663 $ 9,674 $ 8,570 $ 8,477 $ 8,390 $ 7,855 $ 7,249 Recurring Revenue $ 52,794 $ 52,560 $ 52,322 $ 52,794 $ 52,596 $ 55,405 $ 56,620 $ 57,635 Services $ 8,714 $ 8,298 $ 9,056 $ 9,607 $ 10,075 $ 9,568 $ 9,872 $ 10,727 Total Revenue $ 61,508 $ 60,858 $ 61,378 $ 62,401 $ 62,671 $ 64,973 $ 66,492 $ 68,362 Recurring Revenue % 86% 86% 85% 85% 84% 85% 85% 84% Revenue by Geography Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 United States $ 19,960 $ 19,824 $ 20,876 $ 21,875 $ 23,275 $ 22,866 $ 23,194 $ 23,908 Europe $ 18,827 $ 18,497 $ 18,692 $ 18,562 $ 18,571 $ 20,659 $ 20,823 $ 20,865 Rest of World $ 22,721 $ 22,537 $ 21,810 $ 21,964 $ 20,825 $ 21,448 $ 22,475 $ 23,589

Supplemental Business Metrics

Financial & Operating Metrics	Q3 '20	Q4 '20	Q1 '21	Q2 '21	Q3 '21	Q4 '21	Q1 '22	Q2 '22
Non-GAAP Gross Margin[1]	62%	61%	59%	60%	61%	63%	63%	64%
Non-GAAP Subscription Gross Margin[1]	71%	70%	69%	71%	72%	75%	76%	76%
Non-GAAP Recurring Revenue Gross Margin[1]	74%	72%	71%	71%	72%	75%	76%	76%
Adjusted EBIDTA[1]	$ (6,223)	$ (4,175)	$ (9,352)	$ (4,676)	$ (4,438)	$ (6,356)	$ (9,123)	$ (5,970)
Cash and Cash Equivalents	$ 322,352	$ 329,134	$ 323,929	$ 318,326	$ 308,642	$ 227,553	$ 217,393	$ 215,178
Recurring Deferred Revenue	$ 105,298	$ 95,551	$ 109,504	$ 97,510	$ 95,774	$ 96,133	$ 116,948	$ 103,510
Total Deferred Revenue	$ 118,040	$ 110,528	$ 122,006	$ 109,131	$ 105,764	$ 106,266	$ 128,802	$ 115,485
TTM Recurring Calculated Billings[1]	$ 211,100	$ 185,572	$ 196,329	$ 203,468	$ 200,748	$ 213,699	$ 224,858	$ 228,255
Remaining Performance Obligations[2]	$ 366,800	$ 389,700	$ 401,300	$ 390,500	$ 373,000	$ 360,500	$ 433,100	$ 434,900
Remaining Performance Obligations - Current	$ 175,400	$ 178,900	$ 191,000	$ 190,300	$ 180,500	$ 184,600	$ 201,100	$ 197,400
Free Cash Flow[1]	$ (15,729)	$ 11,430	$ (4,632)	$ (5,726)	$ (8,518)	$ (1,334)	$ (11,475)	$ (2,239)
Total Headcount (including contractors)	1,424	1,403	1,409	1,409	1,401	1,545	1,541	1,597
Quota-carrying Personnel – New Business	65	51	54	56	64	67	64	58

1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation.
2) Remaining performance obligation represents contracted revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods.

PROS® ©2022 PROS, Inc. All rights reserved. Confidential and Proprietary

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Our Values

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 24 Our Mission: To Help People and Companies Outperform We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS Learn more about our incredible culture

Diversity & Inclusion

Committed to a Diverse & Inclusive Environment

We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a 'people first' culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more

Women at PROS



32%
35%
35%
36%
36%
27%
30%
30%
29%
33%
2017
2018
2019
2020
2021

2021 figures based on 1,210 global employees as of 12/31/21

Overall Representation % of All Employees Globally
Management % of All Managers Globally

Underrepresented Minorities in the U.S.



25%
25%
27%
26%
26%
17%
21%
23%
24%
25%
2017
2018
2019
2020
2021

2021 figures based on 805 employees in the U.S. as of 12/31/21
Note: Underrepresented Minorities include AA, Hispanic and Multicultural

Overall Representation % of All Employees U.S.
Management % of All Managers U.S.

PROS Employee Resource Groups (ERGs)

Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion.

For further disclosures on D&I at PROS, read our ESG report.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary

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©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 26 Governance, Security, & Environmental Sustainability Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously.  ISO 27001 Certified  ISO 27018 Certified  SOC1 Type 2 Certified  SOC2 Type 2 Certified  Cloud Security Alliance Compliant  GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

Thank You pros.com

Appendix

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 29 Supplemental Information – Explanation of Non-GAAP Measures PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less the portion of new headquarters noncash rent expense, amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of new headquarters noncash rent expense, amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription. In calculating the non- GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of new headquarters noncash rent expense, amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net loss before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, acquisition-related expenses, amortization of acquisition-related intangibles, depreciation and amortization, new headquarters noncash rent expense, severance and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

Supplemental Information - GAAP to Non-GAAP Reconciliations (unaudited)

Gross Profit	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
GAAP Gross Profit	$ 36,871	$ 35,539	$ 34,886	$ 35,997	$ 36,619	$ 38,996	$ 39,131	$ 40,721
New headquarters noncash rent expense	99	-	-	-	-	-	-	-
Amortization of acquisition-related intangibles	910	886	421	391	384	752	1,983	1,685
Share-based compensation	519	587	826	976	951	926	825	1,006
Non-GAAP Gross Profit	$ 38,399	$ 37,012	$ 36,133	$ 37,364	$ 37,954	$ 40,674	$ 41,939	$ 43,412
Non-GAAP Gross Margin	62%	61%	59%	60%	61%	63%	63%	64%

Subscription Gross Profit	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
GAAP Subscription Gross Profit	29,132	29,377	28,847	30,635	30,997	34,109	34,986	36,640
New headquarters noncash rent expense	13	-	-	-	-	-	-	-
Amortization of acquisition-related intangibles	742	714	408	391	384	752	1,983	1,685
Share-based compensation	119	126	148	178	182	207	151	185
Non-GAAP Subscription Gross Profit	$ 30,006	$ 30,217	$ 29,403	$ 31,204	$ 31,563	$ 35,068	$ 37,120	$ 38,510
Non-GAAP Subscription Gross Margin	71%	70%	69%	71%	72%	75%	76%	76%

Recurring Revenue Gross Profit	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
GAAP Recurring Revenue Gross Profit	37,720	36,737	36,263	37,048	37,430	40,446	40,674	41,901
New headquarters noncash rent expense	26	-	-	-	-	-	-	-
Amortization of acquisition-related intangibles	910	886	421	391	384	752	1,983	1,685
Share-based compensation	169	190	252	305	313	343	242	283
Non-GAAP Recurring Revenue Gross Profit	$ 38,825	$ 37,813	$ 36,936	$ 37,744	$ 38,127	$ 41,541	$ 42,899	$ 43,869
Non-GAAP Recurring Revenue Gross Margin	74%	72%	71%	71%	72%	75%	76%	76%

Adjusted EBITDA	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
GAAP Loss From Operations	$ (16,163)	$ (13,426)	$ (20,590)	$ (16,306)	$ (15,808)	$ (21,639)	$ (26,503)	$ (20,537)
Acquisition-related expenses	-	-	-	-	-	2,386	-	-
Amortization of acquisition-related intangibles	1,386	1,363	867	885	845	1,420	2,975	2,597
Severance	-	-	-	-	-	-	1,508	-
New headquarters noncash rent expense	370	-	-	-	-	-	-	-
Share-based compensation	6,378	5,922	8,170	8,606	8,634	9,665	11,225	10,766
Depreciation and other amortization	2,265	2,387	2,201	2,139	1,891	1,812	1,672	1,204
Capitalized internal-use software development costs	(459)	(421)	-	-	-	-	-	-
Adjusted EBITDA	$ (6,223)	$ (4,175)	$ (9,352)	$ (4,676)	$ (4,438)	$ (6,356)	$ (9,123)	$ (5,970)

Free Cash Flow	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
Cash Flow From Operations	$ (14,886)	$ 12,452	$ (4,429)	$ (4,985)	$ (8,171)	$ (970)	$ (11,014)	$ (1,931)
Purchase of property and equipment (excluding new headquarters)	(384)	(601)	(203)	(741)	(347)	(364)	(461)	(308)
Capitalized internal-use software development costs	(459)	(421)	-	-	-	-	-	-
Free Cash Flow	$ (15,729)	$ 11,430	$ (4,632)	$ (5,726)	$ (8,518)	$ (1,334)	$ (11,475)	$ (2,239)

PROS ©2022 PROS, Inc. All rights reserved. Confidential and Proprietary

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©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 31 Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) Low High Adjusted EBITDA GAAP Loss from Operations $ (22,600) $ (21,600) Amortization of acquisition-related intangibles 2,200 2,200 Share-based compensation 11,700 11,700 Depreciation and other amortization 1,200 1,200 Adjusted EBITDA $ (7,500) $ (6,500) Q3 2022 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (89,600) $ (86,600) Amortization of acquisition-related intangibles 9,800 9,800 Severance 1,500 1,500 Share-based compensation 45,100 45,100 Depreciation and other amortization 5,200 5,200 Adjusted EBITDA $ (28,000) $ (25,000) Full Year 2022 Guidance